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                                    EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., a Delaware corporation, does hereby constitute and appoint HERBERT F. SMITH or LAILA B. SOARES with full power of substitution to said attorney, as the true and lawful attorney and agent of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems advisable, of AVCO FINANCIAL SERVICES, INC. to comply with the Securities Act of 1934, as amended, and any requirements of the Securities and Exchange Commission with respect thereto in connection with the filing under the Securities Act of 1934 of an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the 1993 year of AVCO FINANCIAL SERVICES, INC., as well as any and all amendments to said Report, including specifically, but without limitation of the authority hereby granted, the power and authority to sign his or her name as an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., as indicated opposite his or her signature below, to said Report, and any such amendments, and each of the undersigned does fully ratify and confirm all that said attorney, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 30th day of September, 1993.

                   SIGNATURE                                TITLE
- -----------------------------------------------           ----------
          /s/   L. B. CAMPBELL                             Director
- -----------------------------------------------
                L. B. Campbell

         /s/    J. F. HARDYMON                             Director
- -----------------------------------------------
                J. F. Hardymon

        /s/     T. P. HOLLOWELL                            Director
- -----------------------------------------------
                T. P. Hollowell

        /s/     R. A. McWHIRTER                            Director
- -----------------------------------------------
                R. A. McWhirter

        /s/     T. D. SOUTTER                              Director
- -----------------------------------------------
                T. D. Soutter

        /s/     R. A. WATSON                               Director
- -----------------------------------------------
                R. A. Watson

       /s/      W. R. LYONS                                President and Director
- -----------------------------------------------            (Chief Executive Officer)
                W. R. Lyons

      /s/      E. R. SCHUTT, JR.                           Executive Vice President,
- -----------------------------------------------            General Manager,
               E. R. Schutt, Jr.                           International Operations
                                                           and Director

     /s/       G. E. FRANCIS                               Executive Vice President,
- -----------------------------------------------            President U.S. Finance
               G. E. Francis                               Operations and
                                                           Director

     /s/         R. BUKOW                                  Executive Vice President,
- -----------------------------------------------            Treasurer, Chief Financial
                 R. Bukow                                  Officer and Director

    /s/         G. L. FITE                                 Executive Vice President,
- -----------------------------------------------            Controller and Director
                G. L. Fite

   /s/         W. J. PEARSON                               Senior Vice President and
- -----------------------------------------------            Director
               W. J. Pearson

   /s/          H. F. SMITH                                Senior Vice President,
- -----------------------------------------------            Secretary and Director
                H. F. Smith

   /s/         J. C. SPENCE                                Director
- -----------------------------------------------
               J. C. Spence